UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 27, 2005

RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC. (as depositor under an Amended and Restated Trust Agreement, dated as of January 27, 2005, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of Home Loan-Backed Notes, Series 2005-HI1)

                Residential Funding Mortgage Securities II, Inc.
             (Exact name of registrant as specified in its charter)

DELAWARE                              333-110340               41-1808858
--------                              ----------               ----------
(State or Other Jurisdiction         (Commission            (I.R.S. Employer
of Incorporation)                    File Number)           Identification No.)


8400 Normandale Lake Blvd.
Suite 250
Minneapolis, Minnesota                          55437
----------------------                          -----
(Address of Principal                           (Zip Code)
Executive Offices)

Registrant's telephone number, including area code, is (952) 857-7000



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Item 8.01.        Financial Statements and Exhibits.

(a) Not applicable

(b) Not applicable

(c) Exhibits:

4.1     Servicing  Agreement  dated as of January  27,  2005  among  Residential
        Funding Corporation, as master servicer, JPMorgan Chase Bank, National Association, as indenture trustee, and the Home Loan Trust 2005-HI1, as issuer.

4.2 Trust Agreement dated as of January 27, 2005 between Residential Funding Mortgage Securities II, Inc., as depositor and Wilmington Trust Company, as owner trustee.

4.3 Indenture dated as of January 27, 2005 between Home Loan Trust 2005-HI1, as issuer and JPMorgan Chase Bank, National Association, as indenture trustee, and Appendix A thereto.

10.1 Home Loan Purchase Agreement dated as of January 1, 2005 by Residential Funding Mortgage Securities II, Inc., as purchaser and Residential Funding Corporation, as seller.


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                                  SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              RESIDENTIAL FUNDING MORTGAGE SECURITIES II, INC.

                              By:   /s/ Mark White
                                 ---------------------------------
                              Name: Mark White
                              Title:Vice President

Dated: February 8, 2005


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